EXHIBIT 10.5
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                              TERMINATION AGREEMENT
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          THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of February 28, 2005, by and between SPEECH SWITCH, INC., a New Jersey corporation (the "Company"), f/k/a IVOICE TECHNOLOGY III, INC., and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

          WHEREAS, the Company and the Investor entered into an Standby Equity Distribution Agreement (the "Standby Equity Distribution"); a Registration Rights Agreement (the "Registration Rights Agreement"); an Escrow Agreement (the "Escrow Agreement"); and a Placement Agent Agreement (the "Placement Agent Agreement", all of which are dated August 10, 2004 (collectively, the Standby Equity Distribution Agreement, the Registration Rights Agreement, the Escrow Agreement and Placement Agent Agreement are referred to as the "Transaction Documents."

          NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          Termination. Each of the parties to this Agreement hereby terminate the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.


          IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.


SPEECH SWITCH, INC.                               CORNELL CAPITAL PARTNERS, LP

By:                                               By: Yorkville Advisors, LLC
   -----------------------                        Its: General Partner
Name:  Bruce Knef
Title: CEO
                                                  By:
                                                  Name:  Mark A. Angelo
                                                  Title: Portfolio Manager